                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             FIRST QUARTER REPORT
                               MARCH 31, 1997


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS
-------------------------------------------------------------------------------

The year has started on a subdued note with the average domestic stock mutual fund losing almost 2% of its value in the first quarter. Even the shares of large capitalization companies which have benifitted from the public's enthusiasm for index funds have started to weaken. With our emphasis on long-term capital appreciation and substantial cash balance, General American Investors Company is well positioned to participate in the opportunities that a less ebullient market should provide. For the three months ended March 31, 1997, the time-weighted rate of return (including income but excluding expenses) on the net assets of the Company was 1.4%. By comparison, the rate of return (including income) for the Standard & Poor's 500 Stock Index was 2.7%.

The net assets of the Company as of March 31, 1997, as set forth in the accompanying financial statements (unaudited), were $588,868,820, equal to $25.06 per share of Common Stock.

The increase in net assets resulting from operations for the three months was $7,051,048. Net realized gain on securities sold was $18,328,616 of which $18,324,592 ($.78 per share) was long-term; the decrease in unrealized appreciation was $12,394,619. Net investment income for the three months was $1,117,051.

During the three months, 514,300 shares of the Company's Common Stock were repurchased for $11,199,443 at an average discount from net asset value of 15.1%.

We are pleased to report that, on March 12, 1997, at the Company's annual meeting, the Stockholders (1) elected thirteen directors, (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 1997 and
(3) rejected the shareholder proposal relating to the conversion of the Company from closed-end status to an open-end mutual fund. Of the votes cast on the shareholder proposal (59% of the shares outstanding), 84.5% voted against the conversion. We strongly believe that the outcome of this vote is in the best long-term interest of all of our Stockholders.

As indicated in the 1996 annual report, on March 12, 1997, Malcolm B. Smith retired as Vice-Chairman of the Board and as a Director of the Company. At the organization meeting of the Board of Directors immediately following the annual meeting of Stockholders, Mr. Smith was named Senior Consultant. We, again, express gratitude and deepest appreciation for Mr. Smith's distiguished leadership and dedicated service to the Company during his 49 years' association with General American, including 28 years as President.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $277,069,650) ...................                  $491,684,222
  Convertible corporate notes (cost $4,940,000) .......                     4,915,000
  Corporate discount notes (cost $91,307,205) .........                    91,307,205
                                                                         ------------
                                                                          587,906,427

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     36,595
  Receivable for securities sold ......................      5,118,909
  Dividends, interest and other receivables ...........      4,105,534
  Other ...............................................        859,039     10,120,077
                                                           -----------    -----------

TOTAL ASSETS ..........................................                   598,026,504


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      5,416,908
   Accrued expenses and other liabilities .............      3,740,776
                                                           -----------

TOTAL LIABILITIES .....................................                     9,157,684
                                                                         ------------

NET ASSETS ............................................                  $588,868,820
                                                                         ============


NET ASSETS
-------------------------------------------------------------------------------------
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
      23,496,931 shares (exclusive of 617,485
      shares in Treasury) .............................   $ 23,496,931
   Paid-In Capital ( note 2 ) .........................    332,519,309
   Undistributed realized gain on securities sold .....     18,141,019
   Undistributed net income ...........................        121,989
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $234,698,132) ...................................    214,589,572
                                                          ------------

TOTAL NET ASSETS ......................................                  $588,868,820
                                                                         ============

NET ASSET VALUE PER SHARE .............................                  $      25.06
                                                                         ============

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Three Months
                                                      Ended         Year Ended
                                                  March 31, 1997   December 31,
OPERATIONS                                         (Unaudited)         1996
--------------------------------------------------------------------------------
   Net investment income .....................   $   1,117,051    $   5,189,266
   Net realized gain on sales of securities ..      18,328,616       61,830,203
   Net increase (decrease) in unrealized
   appreciation ..............................     (12,394,619)      26,713,604
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................       7,051,048       93,733,073
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................      (1,417,469)      (4,446,885)
   From long-term capital gain ...............     (10,394,776)     (57,682,349)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (11,812,245)     (62,129,234)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................       7,232,767       34,645,324
   Cost of Common Shares purchased (note 2) ..     (11,199,443)     (42,345,895)
                                                  -------------    -------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS       (3,966,676)      (7,700,571)
                                                  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS ........      (8,727,873)      23,903,268

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................     597,596,693      573,693,425
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $121,989 and distributions
   in excess of net income of $779,270,
   respectively) .............................   $ 588,868,820    $ 597,596,693
                                                 =============    =============

( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Three Months Ended March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $54,588) .................................    $ 1,475,065
   Interest ......................................      1,179,597
   Investment advisory fees (note 1c) ............         34,099  $   2,688,761
                                                      -----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................        680,313
   Administration and operations .................        492,861
   Office space and general ......................        141,157
   Transfer agent, custodian and registrar
     fees and expenses ...........................         74,340
   Stockholders' meeting and reports .............         70,022
   Directors' fees and expenses ..................         52,917
   Auditing and legal fees .......................         39,000
   Miscellaneous taxes (note 1b) .................         21,100      1,571,710
                                                        ---------      ---------
NET INVESTMENT INCOME ............................                     1,117,051


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term except for $4,024) ................     18,328,616
  Net decrease in unrealized appreciation ........    (12,394,619)
                                                     ------------

 NET GAIN ON INVESTMENTS .........................                     5,933,997
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................                    $7,051,048
                                                                    ============

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 1997 and the year ended December 31, 1996. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                    Three Months
                                                       Ended        Year Ended
                                                  March 31, 1997   December 31,
                                                    (Unaudited)       1996
                                                     ---------     ------------
PER SHARE OPERATING PERFORMANCE

  Net asset value, beginning of period ............      $  25.24       $  23.94
                                                         --------       --------
      Net investment income .......................           .05            .22
      Net gain (loss) on securities -
         realized and unrealized ..................           .27           3.86
                                                         --------       --------
  Total from investment operations ................           .32           4.08
                                                         --------       --------
  Less distributions:
      Dividends from investment income ............          (.06)*         (.20)
      Distributions from capital gains ............          (.44)         (2.58)
      In excess of net income .....................           --             --
                                                         --------       --------
  Total distributions .............................          (.50)         (2.78)
                                                         --------       --------
  Net asset value, end of period ..................      $  25.06       $  25.24
                                                         ========       ========
  Per share market value, end of period ...........      $ 21.375       $  21.00
                                                         ========       ========

TOTAL INVESTMENT RETURN - Stockholder
      Return, based on market price per share .....          4.13%**       19.48%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period (000's omitted) .      $588,869       $597,597
  Ratio of expenses to average net assets .........          0.26%**        1.05%
  Ratio of net income to average net assets .......          0.19%**        0.88%
  Portfolio turnover rate .........................         10.04%**       33.40%
  Average commission rate paid ....................      $  .0500       $  .0500
  Shares outstanding, end of period (000's omitted)        23,497         23,679

        * Includes short-term capital gain in the amount of $.05 per share. ** Not annualized.

(see notes to financial statements)

4              STATEMENT OF INVESTMENTS  March 31, 1997 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                        SHARES OR         VALUE
COMMON STOCKS                                        PRINCIPAL AMOUNT   (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (5.5%)
Comcast UK Cable Partners Limited Class A + .......      439,500     $ 4,889,438
Cox Communications, Inc. Class A + ................      350,000       7,218,750
NTL Incorporated + ................................      252,000       5,323,500
Reuters Holdings Plc-ADR ..........................      109,000       6,342,492
TeleWest Communications Plc-ADR + .................      110,000       1,911,250
Wolters Kluwer NV-ADR .............................       55,000       6,593,125
                                                                      ----------
                              (COST $23,402,748)            --        32,278,555
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (3.7%)
Avid Technology, Inc.+ ............................      255,500       3,369,534
Broderbund Software, Inc.+ ........................      200,000       4,375,000
Cisco Systems, Inc.+ ..............................      168,000       8,085,000
Hewlett-Packard Company ...........................       60,000       3,202,500
Pinnacle Systems, Inc.+ ...........................      205,000       2,793,125
                                                                      ----------
                              (COST $18,114,492)            --        21,825,159
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (8.7%)
AAPC Ltd. .........................................     8,172,000      4,805,136
Buffets, Inc.+ ....................................     1,390,000      9,991,320
The Cheesecake Factory Incorporated + .............       104,000      2,054,000
Chrysler Corporation ..............................       400,000     12,000,000
Ford Motor Company ................................       400,000     12,550,000
PepsiCo, Inc. .....................................       300,000      9,712,500
                                                                      ----------
                              (COST $51,695,958)             --       51,112,956
                                                                      ----------

ELECTRONICS (1.0%)
Sensormatic Electronics Corporation ...............      360,000       6,075,000
                                                                      ----------
                               (COST $4,622,450)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (3.0%)
USA Waste Services, Inc.+ .........................      493,000      17,501,500
                                                                      ----------
                               (COST $7,326,953)

FINANCE AND INSURANCE (22.5%)
Ace Limited .......................................       48,500       3,104,000
American International Group, Inc. ................      100,000      11,737,500
American States Financial Corporation .............      327,500      10,930,312
Banco Popular Espanol, S.A. .......................       16,000       2,882,000
Crestar Financial Corp. ...........................      312,000      10,803,000
Everest Reinsurance Holdings, Inc. ................      125,500       3,686,562
First Empire State Corporation ....................       50,000      16,000,000
First Midwest Bancorp, Inc. .......................      237,500       7,065,625
General Re Corporation ............................      100,000      15,800,000
Golden West Financial Corporation .................      168,500      10,573,375
Life Re Corporation ...............................      279,000      11,369,250
TIG Holdings, Inc. ................................      172,500       5,476,875
Transatlantic Holdings, Inc. ......................      150,000      12,600,000
U.S. Bancorp ......................................      190,000      10,165,000
                                                                     -----------
                              (COST $57,606,027)            --       132,193,499
                                                                     -----------

HEALTH CARE  (19.7%)
     PHARMACEUTICALS (12.3%)
AB Astra Class A ..................................      319,500      15,375,938
AB Astra Class B ..................................      306,500      14,367,187
Alpha-Beta Technology, Inc.+ ......................      270,000       2,868,750
BioChem Pharma Inc.+ ..............................       20,000         860,000
Pfizer Inc. .......................................      272,000      22,882,000
R.P. Scherer Corporation + ........................      207,000      10,738,125
Ribi ImmunoChem Research, Inc.+ ...................      349,500       1,551,081
Vertex Pharmaceuticals Incorporated + .............       93,500       3,786,750
                                                                      ----------
                              (COST $30,447,564)            --        72,429,831
                                                                      ----------
     MEDICAL INSTRUMENTS AND DEVICES (2.2%)
Medtronic, Inc. ...................................      208,000      12,948,000
                                                                     -----------
                               (COST $3,229,682)



5             STATEMENT OF INVESTMENTS March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                     SHARES OR          VALUE
COMMON STOCKS (continued)                         PRINCIPAL AMOUNT    (NOTE 1a)
     HEALTH CARE SERVICES (5.2%)
Aetna, Inc. .......................................      100,000   $  8,587,500
Huntingdon International Holdings Plc-ADR+ ........      669,500      6,276,563
MedPartners, Inc.+ ................................      484,000     10,285,000
Physician Reliance Network, Inc.+ .................      352,500      1,806,562
United Healthcare Corporation .....................       80,000      3,810,000
                                                                    -----------
                              (COST $29,379,739)            --       30,765,625
                                                                    -----------
                              (COST $63,056,985)            --      116,143,456
                                                                    -----------

MISCELLANEOUS (3.4%)
Other .............................................                  20,048,338
                                                                     ----------
                              (COST $22,520,407)


OIL & NATURAL GAS (INCLUDING SERVICES) (4.0%)
Repsol, S.A.-ADR ..................................      213,000      8,679,750
Texaco Inc. .......................................      135,000     14,782,500
                                                                     ----------
                              (COST $17,947,223)            --       23,462,250
                                                                     ----------


RETAIL TRADE (11.0%)
Giordano Holdings Limited - ADR ...................      304,500      1,851,360
The Home Depot, Inc. ..............................      755,500     40,419,250
Wal-Mart Stores, Inc. .............................      815,000     22,718,125
                                                                     ----------
                               (COST $5,463,291)            --       64,988,735
                                                                     ----------

SPECIAL HOLDINGS  #+ (NOTE 6) (0.3%)
Microbiological Associates, Inc. Preferred Series D      456,829        456,829
Microbiological Associates, Inc. Preferred Series E      384,242        384,242
Sequoia Capital IV ................................       ++            156,000
Warburg, Pincus Capital Partners, L.P. ............       ++            897,078
Welsh, Carson, Anderson & Stowe III ...............       ++              7,500
                                                                      ---------
                               (COST $3,141,301)            --        1,901,649*
                                                                      ---------

TRANSPORTATION (0.7%)
Werner Enterprises, Inc. ..........................      221,500      4,153,125
                                                                      ---------
                               (COST $2,171,815)

TOTAL COMMON STOCKS (83.5%)  (COST $277,069,650)                    491,684,222
                                                                    ------------
         CONVERTIBLE CORPORATE NOTES
Medimmune, Inc., 7% due 7/1/2003 ..................    $4,000,000     3,880,000
USA Waste Services, Inc., 4% due 2/1/2002 .........     1,000,000     1,035,000
                                                                      ---------
TOTAL CONVERTIBLE CORPORATE NOTES (0.8%)
                               (COST $4,940,000)                      4,915,000
                                                                      ---------

         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 4/10-5/5/97; 5.30%-5.50% ...................   $24,050,000    23,903,785
General Electric Capital Corp. notes
   due 4/1-5/8/97; 5.25%-5.53%  ...................    19,950,000    19,835,311
General Motors Acceptance Corp. notes
   due 4/2-5/12/97; 5.31%-5.57% ...................    25,450,000    25,304,378
Sears Roebuck Acceptance Corp. notes
   due 4/7-5/1/97; 5.30%-5.37% ....................    22,400,000    22,263,731
                                                                   ------------
                              (COST $91,307,205)                     91,307,205

    Cash, receivables and other assets, less liabilities                962,393
                                                                   ------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (15.7%)            92,269,598
                                                                   ------------
NET ASSETS                   (COST $374,279,248)                   $588,868,820
                                                                   ============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the
(see notes to financial statements)                                Directors.

6                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged, generally, at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. COMMON STOCK AND DIVIDEND  DISTRIBUTIONS
Transactions in Common Stock during the three months ended March 31, 1997 and the year ended December 31, 1996 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 -----------------------    ----------------------------
                                                                   1997          1996          1997            1996
                                                                 -----------------------    ----------------------------
Shares issued in payment of dividends ...................        332,541       1,684,879    $    332,541    $  1,684,879
Increase in paid-in capital .............................                                      6,900,226      32,960,445
                                                                                            ------------    ------------
      Total increase ....................................                                      7,232,767      34,645,324
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 15.1% and 15.7%, respectively) ...............        514,300       1,968,905        (514,300)     (1,968,905)
Decrease in paid-in capital .............................                                    (10,685,143)    (40,376,990)
                                                                                            ------------    ------------
      Total decrease ....................................                                    (11,199,443)    (42,345,895)
                                                                                            ------------    ------------
Net increase (decrease) .................................                                    ($3,966,676)   ($ 7,700,571)
                                                                                            ============    ============

The cost of the 617,485 shares of Common Stock held in Treasury at March 31, 1997 amounted to $13,387,747.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

           3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 1997 to its officers amounted to $578,750.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) during the three months ended March 31, 1997 were $51,615,968 and $74,227,680, respectively. At March 31, 1997, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the three months ended March 31, 1997 were $100,804, including $21,690 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

                            6. RESTRICTED SECURITIES

                                                        DATE                      VALUE
                                                      ACQUIRED       COST       (NOTE 1a)
                                                      --------    ----------   ----------
Microbiological Associates, Inc. Preferred Series D   12/20/91    $  861,500   $  456,829
Microbiological Associates, Inc. Preferred Series E   12/20/91       449,300      384,242
Sequoia Capital IV* ...............................    1/31/84     1,062,101      156,000
Warburg, Pincus Capital Partners, L.P.* ...........   10/04/83         6,964      897,078
Welsh, Carson, Anderson & Stowe III* ..............   3/10/83        261,136        7,500
Other .............................................                  500,300         --
                                                                  ----------   ----------
Total .............................................               $3,141,301   $1,901,649
                                                                  ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,630,710, $4,531,382 and $3,617,418, respectively. The initial investment in each limited partnership was $2,000,000.

7                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $67,000 for the three months ended March 31, 1997. Minimum rental commitments under the operating lease are approximately $331,000 in 1997, $403,000 per annum in 1998 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $167,000 in 1997, $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

     MAJOR STOCK CHANGES* Three Months Ended March 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                           SHARES OR PRINCIPAL
                                                       SHARES OR               AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT          MARCH 31, 1997
--------------------------------------------------------------------------------------------------------
      NEW POSITIONS
      Medimmune, Inc. 7% Convertible Subordinated
           Notes Due 7/1/03                             $4,000,000              $4,000,000
      Ribi ImmunoChem Research, Inc.                       349,500                 349,500
      USA Waste Services, Inc. 4% Convertible
           Subordinated Notes Due 2/1/02                $1,000,000              $1,000,000


      ADDITIONS
      American States Financial Corporation                 25,000                 327,500
      Avid Technology, Inc.                                 27,500                 255,500
      Broderbund Software, Inc.                             24,500                 200,000
      NTL Incorporated                                      80,000                 252,000
      Sensormatic Electronics Corporation                   44,000                 360,000
      Texaco Inc.                                            5,000                 135,000


DECREASES
--------------------------------------------------------------------------------------------------------
      ELIMINATIONS
      Alexander Haagen Properties, Inc.                    107,000                   --
      DSC Communications Corporation                       425,000                   --
      Williams-Sonoma, Inc.                                 85,000                   --

      REDUCTIONS
      Alpha-Beta Technology, Inc.                            9,500                 270,000
      American International Group, Inc.                    15,000                 100,000
      BioChem Pharma Inc.                                  116,000                  20,000
      Buffets, Inc.                                         41,500               1,390,000
      The Cheesecake Factory Incorporated                   90,000                 104,000
      Cisco Systems, Inc.                                   15,000                 168,000
      Comcast UK Cable Partners Limited Class A            142,000                 439,500
      First Empire State Corporation                         6,500                  50,000
      Hewlett-Packard Company                              120,000                  60,000
      Life Re Corporation                                   11,000                 279,000
      Medtronic, Inc.                                       20,000                 208,000
      PepsiCo, Inc.                                         25,000                 300,000
      Physician Reliance Network, Inc.                     147,500                 352,500
      Pinnacle Systems, Inc.                                40,000                 205,000
      TIG Holdings, Inc.                                    30,000                 172,500
      Transatlantic Holdings, Inc.                           6,500                 150,000
      United Healthcare Corporation                         20,000                  80,000
      USA Waste Services, Inc.                             101,000                 493,000
      U.S. Bancorp                                          62,500                 190,000
      Vertex Pharmaceuticals Incorporated                   55,000                  93,500
      Wal-Mart Stores, Inc.                                 10,000                 815,000
      Werner Enterprises, Inc.                             110,000                 221,500


*  Excludes transactions in Stocks - Miscellaneous - Other.

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 6, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Victoria Hamilton
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Victoria Hamilton, Executive Vice-President & Chief Operating Officer Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499

                         RESULTS OF THE ANNUAL MEETING
                                OF STOCKHOLDERS
--------------------------------------------------------------------------------

The votes cast by Stockholders at the Company's annual meeting held on March 12, 1997 were as follows:

Election of Directors:

                                            FOR              WITHHELD
Arthur G. Altschul, Jr.                 19,765,623           404,867
Lawrence B. Buttenwieser                19,775,355           395,135
Lewis B. Cullman                        19,705,374           465,116
Spencer Davidson                        19,789,592           380,898
Gerard M. Edelman                       19,719,419           451,071
Anthony M. Frank                        19,782,214           388,276
John D. Gordan, III                     19,781,487           389,003
Bill Green                              19,723,093           447,397
Victoria Hamilton                       19,718,947           451,543
Sidney R. Knafel                        19,776,212           394,278
Richard R. Pivirotto                    19,739,879           430,611
Joseph T. Stewart, Jr.                  19,777,317           393,173
Raymond S. Troubh                       19,736,513           433,977

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 1997:

For - 19,780,961; Against - 240,310; Abstain - 149,219

Stockholder proposal relating to the conversion of the Company from closed-end status to an open-end mutual fund:

For - 2,159,926; Against - 11,802,450; Abstain - 618,998